                                                                 EXHIBIT 10.23



                                                                EXECUTION COPY


                             DELL RECEIVABLES L.P.,
                                   Transferor

                                 DELL USA L.P.,
                                    Servicer

                                       and

                  NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION
                                     Trustee

                            SERIES 1995-1 SUPPLEMENT

                          Dated as of November 21, 1995

                                       to

                         POOLING AND SERVICING AGREEMENT

                          Dated as of November 21, 1995

                       DELL TRADE RECEIVABLES MASTER TRUST

                                  $100,000,000

                 FLOATING RATE RECEIVABLES BACKED CERTIFICATES,
                             SERIES 1995-1, CLASS A

                                       $0

                 FLOATING RATE RECEIVABLES BACKED CERTIFICATES,
                             SERIES 1995-1, CLASS B

                                TABLE OF CONTENTS

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                                    ARTICLE I

                   Creation of the Series 1995-1 Certificates

SECTION 1.01.  Designation................................................    2
SECTION 1.02.  Definitions................................................    2

                                   ARTICLE II

                              Additional Covenants

SECTION 2.01.  Covenants of the Servicer..................................   14
SECTION 2.02.  Confidentiality............................................   15

                                   ARTICLE III

                                  Servicing Fee

SECTION 3.01.  Servicing Compensation.....................................   16

                                   ARTICLE IV

                 Rights of Series 1995-1 Certificateholders and
                    Allocation and Application of Collections

SECTION 4.01.  Establishment of Series Accounts...........................   17
SECTION 4.02.  Settlement Procedures......................................   18

                                    ARTICLE V

                          Distributions and Reports to
                        Series 1995-1 Certificateholders

SECTION 5.01.  Distributions..............................................   24
SECTION 5.02.  Annual Certificateholders' Statement.......................   27

                                   ARTICLE VI

                     Series 1995-1 Early Amortization Events

SECTION 6.01.  Series 1995-1 Early Amortization Events....................   28
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                                        i

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                                   ARTICLE VII

                            Miscellaneous Provisions

SECTION 7.01.  Ratification of Agreement.................................    31
SECTION 7.02.  Counterparts..............................................    31
SECTION 7.03.  Governing Law; Jurisdiction...............................    31
SECTION 7.04.  Appointment of Successor Servicer ........................    31
SECTION 7.05.  The Trustee...............................................    32
SECTION 7.06.  Assignment by Purchasers and Liquidity
                           Providers.....................................    32
SECTION 7.07.  No Assignability by Transferor and Servicer...............    32
SECTION 7.08.  Amendments................................................    32


SCHEDULE I        Series 1995-1 Accounts and Paying Agent's Account


EXHIBIT A Form of Series 1995-1 Class A Certificate
EXHIBIT B Form of Series 1995-1 Class B Certificate
EXHIBIT C Form of Determination Date Certificate
EXHIBIT D Form of Daily Report
EXHIBIT E Form of Officer's Certificate

         SERIES 1995-1 SUPPLEMENT, dated as of November 21, 1995 (this "Series Supplement"), among DELL RECEIVABLES L.P., a Texas limited partnership, as Transferor (the "Transferor"), DELL USA L.P., a Texas limited partnership, as Servicer (the "Servicer"), and Norwest Bank Minnesota, National Association, as Trustee (the "Trustee").

                              PRELIMINARY STATEMENT

         Pursuant to Section 6.08 of the Pooling and Servicing Agreement, dated as of November 21, 1995 (as amended and supplemented from time to time, the "Agreement"), among the Transferor, the Servicer and the Trustee, the Transferor may from time to time direct the Trustee to issue, on behalf of the Trust, one or more Series of Investor Certificates representing fractional undivided interests in the Trust. The Principal Terms of any new Series are to be set forth in a Supplement to the Agreement. Accordingly, the Transferor hereby enters into this Series Supplement with the Servicer and the Trustee as required by Section 6.08 of the Agreement to provide for the issuance, authentication and delivery of the Floating Rate Receivables Backed Certificates, Series 1995-1, Class A (the "Class A Certificates") and the Floating Rate Receivables Backed Certificates, Series 1995-1, Class B (the "Class B Certificates") (the Class A Certificates and the Class B Certificates are referred to collectively as the "Series 1995-1 Certificates").

         Pursuant to this Series Supplement, the Transferor and the Trustee shall create a Series of Investor Certificates and specify the Principal Terms thereof.

                                    ARTICLE I

                   Creation of the Series 1995-1 Certificates

         SECTION 1.01. Designation. (a) The Series 1995-1 Certificates shall be designated generally as Floating Rate Receivables Backed Certificates, Series 1995-1, Class A and as Floating Rate Receivables Backed Certificates, Series 1995-1, Class B.

         (b) In the event that any term or provision contained herein shall conflict with or be inconsistent with any term or provision contained in the Agreement, the terms and provisions of this Series Supplement shall govern.

         SECTION 1.02. Definitions. (a) Whenever used in this Series Supplement the following words and phrases shall have the following meanings.

         "Alternate Base Rate" shall mean a fluctuating interest rate per annum as shall be in effect from time to time, which rate per annum shall at all times be equal to the highest of:

         (i) the rate of interest announced publicly by the Reference Bank in New York, New York, from time to time as the Reference Bank's base rate; or

         (ii) 1.50% per annum above the latest three-week moving average of secondary market morning offering rates in the United States for three-month certificates of deposit of major United States money market banks, such three-week moving average being determined weekly on each Monday (or, if any such day is not a Business Day on the next succeeding Business Day) for the three-week period ending on the previous Friday by the Reference Bank on the basis of such rates reported by certificate of deposit dealers to and published by the Federal Reserve Bank of New York in Federal Reserve Statistical Release H.15(519) or, if such publication shall be suspended or terminated, on the basis of quotations for the latest three-week average of secondary market morning offering rates received by the Reference Bank from three New York certificate of deposit dealers of recognized standing selected by the Reference Bank, in either case adjusted to the nearest 1/4 of one percent or, if there is no nearest 1/4 of one percent, to the next higher 1/4 of one percent; or

         (iii) 1.50% per annum above the Federal Funds Rate.

         "Amortization Date" shall mean the last day of the 57th month following the month during which the Closing Date shall have occurred.

         "Assignee Rate" shall mean an interest rate per annum equal to the Adjusted Eurodollar Rate (as defined in the Certificate Purchase Agreement); provided, however, that (i) if it shall become unlawful for the Reference Bank to obtain funds in the London interbank market in order to purchase, fund or maintain any Increase hereunder or deposits in dollars (in the applicable amounts) are not being offered by the Reference Bank in the London interbank market, then the "Assignee Rate" shall be the Alternate Base Rate in effect from time to time; and (ii) following the occurrence and during the continuation of an Early Amortization Period, the "Assignee Rate" shall be the applicable interest rate per annum determined pursuant to provisions set forth above plus 2% per annum.

         "Breakage Costs" shall mean (a) with respect to CRC and for each Collection Period during which the Class A Invested Amount or the Class B Invested Amount is reduced, the amount, if any, by which (i) the additional interest at the Class A Certificate Rate or the Class B Certificate Rate, as appropriate (calculated without taking into account any Breakage Costs), which would have accrued on the reduction of the Class A Invested Amount or the Class B Invested Amount, as appropriate, through the last day of such Collection Period exceeds (ii) the income received by CRC from investing the proceeds of such reductions of Class A Invested Amount or Class B Invested Amount, as appropriate; provided that if the Transferor gives five Business Days' notice to the Program Agent that it intends to reduce the Class A Invested Amount or Class B Invested Amount, as appropriate, and the Program Agent agrees to such reduction (such agreement not to be unreasonably withheld), then no Breakage Costs will arise or (b) with respect to a Liquidity Provider and for each Collection Period during which the Class A Invested Amount or the Class B Invested Amount is reduced, the amount, if any, by which (i) the additional interest at the Class A Certificate Rate or the Class B Certificate Rate, as appropriate (calculated without taking into account any Breakage Costs), which would have accrued on the reduction of the Class A Invested Amount or the Class B Invested Amount, as appropriate, or its pro rata portion thereof, through the last day of the period for which the Adjusted Eurodollar Rate has been set exceeds (ii) the income received by such Liquidity Provider from investing the proceeds of such reductions of Class A Invested Amount or Class B Invested Amount, as appropriate, or its pro rata portion of such Class A Invested Amount or Class B Invested Amount, as appropriate.

         "Business Day" shall mean any day other than a Saturday or Sunday or any other day on which national banking associations or state banking institutions in New York, New York, Austin, Texas or the city in which the Corporate Trust Office is located are authorized or obligated by law, executive order or governmental decree to be closed; if this definition of "Business Day" is utilized in connection with the Adjusted Eurodollar Rate (as set forth in the Certificate Purchase Agreement), "Business Day" shall mean any day other than a Saturday or Sunday on which dealings are carried out in the London interbank market.

         "Capitalized Interest" means the principal amount of any CP Notes issued or other funding obtained by CRC at any time to pay any interest or discount on CP Notes or other funding of CRC allocated to the funding or maintenance of the Series 1995-1 Invested Amount.

         "Certificate Purchase Agreement" shall mean the Certificate Purchase Agreement, dated November 30, 1995, among the Transferor, as seller, CRC, as purchaser, the Program Agent and the Trustee.

         "Class" shall mean either the Class A Certificates or the Class B Certificates, as applicable.

         "Class A Accrued Warranty Reserve Factor" shall mean the product of (a) the ratio of the highest three-month rolling average over the past twelve months of (i) accrued warranty expenses for sales made by the Originators to (ii) Eligible Receivables and (b) six. For purposes of this calculation, accrued warranty expenses for the Originators will be calculated as the product of (A)
(1) sales by the Originators for the preceding month divided by (2) sales by Dell USA Corporation for the preceding month and (B) accrued warranty expenses for Dell USA Corporation for the preceding month.

         "Class A Certificate" shall mean any one of the Series 1995-1 Class A Certificates executed by the Transferor and authenticated by the Trustee, substantially in the form attached as Exhibit A.

         "Class A Certificate Rate" shall mean (a) unless the Program Agent notifies the Transferor and the Servicer that the Series 1995-1 Invested Amount, or a portion thereof, will not be funded by the issuance of CP Notes, the CP Rate; or (b) to the extent the Program Agent has provided notice to the Transferor that funding with respect to the Class A Certificates is not being provided by the issuance of CP Notes, a per annum rate equal to the Assignee Rate.

         "Class A Debt Service Amount" shall mean, as of any Distribution Date, an amount equal to the aggregate amount of interest with respect to the Class A Invested Amount which has accrued and remains unpaid (including, without limitation, Capitalized Interest arising during the Collection Period to which such Distribution Date relates, if any, and any interest thereon). The accrued interest for the Series 1995-1 Invested Amount for each Collection Period used in computing the Class A Debt Service Amount for such Collection Period shall be determined by the Program Agent and the Program Agent shall give notice thereof to the Transferor and the Servicer at least four (4) Business Days prior to the Distribution Date relating to such Collection Period.

         "Class A Dynamic Loss and Dilution Reserve Percentage" shall mean, as of any date, the sum of (A) the sum of (a) the product of (i) 2.5 times (ii) the average Dilution Ratio during the preceding 12 months times (iii) a fraction the numerator of which is the total sales for the past one and one-half months and the denominator of which is the aggregate outstanding balance of Eligible Receivables as of the end of the most recently ended month times (iv) a fraction the numerator of which is 7 if the Weighted Average Term is less than 40 days, 8 if the Weighted Average Term is greater than or equal to 40 days but less than 50 days, 9 if the Weighted Average Term is greater than or equal to 50 days but less than 60 days, 10 if the Weighted Average Term is greater than or equal to 60 days but less than 70 days, or 11 if the Weighted Average Term is greater than or equal to 70 days and the denominator of which is 7, plus (b) the greater of (i) the sum of (x) the product of the Dilution Volatility Factor times the fraction specified in clause
(A)(a)(iii) above, (y) the Class A Accrued Warranty Reserve Factor and (z) the Class A Extended Warranty Reserve Factor and (ii) the sum of (x) the product of the 12-month rolling standard deviation of Default Ratios and 2.58 and (y) the product of (1) the 12-month rolling standard deviation of Dilution Ratios and
(2) 2.58 and (3) the fraction specified in clause (A)(a)(iii) above and (z) 1.15% and (B) the product of (i) 2.5 times (ii) the highest Default Ratio during the preceding 12 months times (iii) a fraction the numerator of which is the total sales for the past five months and the denominator of which is the aggregate outstanding balance of Eligible Receivables as of the end of the most recently ended month times (iv) a fraction the numerator of which is 15 if the Weighted Average Term is less than 40 days, 16 if the Weighted Average Term is greater than or equal to 40 days but less than 50 days, 17 if the Weighted Average Term is greater than or equal to 50 days but less than 60 days, 18 if the Weighted Average Term is greater than or equal to 60 days but less than 70 days, or 19 if the Weighted Average Term is greater than or equal to 70 days and the denominator of which is 15.

         "Class A Extended Warranty Factor" shall mean seventy-five percent of the product of (a) the average monthly sales of the Originators for the preceding nineteen months and (b) the six-month rolling average of the ratio of
(i) extended parts contract revenues for Dell USA Corporation for the preceding month to (ii) sales for Dell USA Corporation for the preceding month and (c) eighteen.

         "Class A Invested Amount" shall mean, when used with respect to any date, an amount equal to (a) $0 plus (b) the aggregate amount of Increases made under any Class A Certificate after the Closing Date minus (c) the aggregate amount of Series 1995-1 Investor Collections received and distributed to Class A Certificateholders in reduction of the Class A Invested Amount from time to time on or prior to such date; provided, however, that the "Class A Invested Amount" shall not be reduced by any amount of Series 1995-1 Investor Collections so received and distributed if at any time such distribution of such amount of Series 1995-1 Investor Collections is rescinded or must otherwise be returned for any reason; and provided, further, that, on any date of determination, the Class A Invested Amount shall not exceed the Class A Purchase Limit.

         "Class A Loss and Dilution Reserve Percentage" shall mean, as of any date, the greater of (a) the Class A Specified Loss and Dilution Reserve Percentage and (b) the Class A Dynamic Loss and Dilution Reserve Percentage.

         "Class A Purchase Limit" shall mean $100,000,000 or such lesser amount as may be mutually agreed upon by the Program Agent and the Transferor pursuant to the Certificate Purchase Agreement.

         "Class A Specified Loss and Dilution Reserve Percentage" shall mean the sum of (a) 18% and (b) the sum of (A) the product of (i) 2.5 times (ii) the average Dilution Ratio during the preceding 12 months times (iii) a fraction the numerator of which is the total sales for the past one and one-half months and the denominator of which is the aggregate outstanding balance of Eligible Receivables as of the end of the most recently ended month times (iv) a fraction the numerator of which is 7 if the Weighted Average Term is less than 40 days, 8 if the Weighted Average Term is greater than or equal to 40 days but less than 50 days, 9 if the Weighted Average Term is greater than or equal to 50 days but less than 60 days, 10 if the Weighted Average Term is greater than or equal to 60 days but less than 70 days, or 11 if the Weighted Average Term is greater than or equal to 70 days and the denominator of which is 7, plus (B) the sum of
(x) the product of the Dilution Volatility Factor times the fraction specified in clause (b)(a)(iii) above, (y) the Class A Accrued Warranty Reserve Factor and
(z) the Class A Extended Warranty Reserve Factor; provided that the Transferor may reduce the Class A Specified Loss and Dilution Reserve Percentage if the Rating Agency Condition is satisfied and with the consent of a Majority in Interest of the Holders of Class A Certificates of each outstanding Series.

         "Class B Accrued Warranty Reserve Factor" shall mean the product of (a) the ratio of the highest three-month rolling average over the past twelve months of (i) accrued warranty expenses for sales made by the Originators to (ii) Eligible Receivables and (b) three. For purposes of this calculation, accrued warranty expenses for the Originators will be calculated as the product of (A)
(1) sales by the Originators for the preceding month divided by (2) sales by Dell USA Corporation for the preceding month and (B) accrued warranty expenses for Dell USA Corporation for the preceding month.

         "Class B Certificate" shall mean any one of the Series 1995-1 Class B Certificates executed by the Transferor and authenticated by the Trustee, substantially in the form attached as Exhibit B.

         "Class B Certificate Rate" shall mean (a) unless the Program Agent notifies the Transferor and the Servicer that the Series 1995-1 Invested Amount, or a portion thereof, will not be funded by the issuance of CP Notes, the CP Rate; or (b) to the extent the Program Agent has provided notice to the Transferor that funding with respect to the Class B Certificates is not being provided by the issuance of CP Notes, a per annum rate equal to the Assignee Rate.

         "Class B Debt Service Amount" shall mean, as of any Distribution Date, an amount equal to the aggregate amount of interest with respect to the Class B Invested Amount which has accrued and remains unpaid (including, without limitation, Capitalized Interest arising during the Collection Period to which such Distribution Date relates, if any, and any interest thereon). The accrued interest for the Series 1995-1 Invested Amount for each Collection Period used in computing the Class B Debt Service Amount for such Collection Period shall be determined by the Program Agent and the Program Agent shall give notice thereof to the Transferor and the Servicer at least four (4) Business Days prior to the Distribution Date relating to such Collection Period.

         "Class B Dynamic Loss and Dilution Reserve Percentage" shall mean, as of any date, the sum of (A) the sum of (a) the product of (i) 1.5 times (ii) the average Dilution Ratio during the preceding 12 months times (iii) a fraction the numerator of which is the total sales for the past one and one-half months and the denominator of which is the aggregate outstanding balance of Eligible Receivables as of the end of the most recently ended month times (iv) a fraction the numerator of which is 7 if the Weighted Average Term is less than 40 days, 8 if the Weighted Average Term is greater than or equal to 40 days but less than 50 days, 9 if the Weighted Average Term is greater than or equal to 50 days but less than 60 days, 10 if the Weighted Average Term is greater than or equal to 60 days but less than 70 days, or 11 if the Weighted Average Term is greater than or equal to 70 days and the denominator of which is 7, plus (b) the greater of (i) the sum of (x) the product of the Dilution Volatility Factor times the fraction specified in clause (A)(a)(iii) above, (y) the Class A Accrued Warranty Reserve Factor and (z) the Class A Extended Warranty Reserve Factor and (ii) the sum of (x) the product of the 12-month rolling standard deviation of Default Ratios and 1.96 and (y) the product of (1) the 12-month rolling standard deviation of Dilution Ratios and (2) 1.96 and (3) the fraction specified in clause (A)(a)(iii) above and (z) 0.80% and (B) the product of (i) 1.5 times (ii) the highest Default Ratio during the preceding 12 months times (iii) a fraction the numerator of which is the total sales for the past five months and the denominator of which is the aggregate outstanding balance of Eligible Receivables as of the end of the most recently ended month times (iv) a fraction the numerator of which is 15 if the Weighted Average Term is less than 40 days, 16 if the Weighted Average Term is greater than or equal to 40 days but less than 50 days, 17 if the Weighted Average Term is greater than or equal to 50 days but less than 60 days, 18 if the Weighted Average Term is greater than or equal to 60 days but less than 70 days, or 19 if the Weighted Average Term is greater than or equal to 70 days and the denominator of which is 15.

         "Class B Extended Warranty Factor" shall mean fifty percent of the product of (a) the average monthly sales of the Originators for the preceding nineteen months and (b) the six-month rolling average of the ratio of (i) extended parts contract revenues for Dell USA Corporation for the preceding month to (ii) sales for Dell USA Corporation for the preceding month and (c) eighteen.

         "Class B Invested Amount" shall mean, when used with respect to any date, an amount equal to (a) $0 plus (b) the aggregate amount of Increases made under any Class B Certificate after the Closing Date minus (c) the aggregate amount of Series 1995-1 Investor Collections received and distributed to Class B Certificateholders in reduction of the Class B Invested Amount from time to time on or prior to such date; provided, however, that the "Class B Invested Amount" shall not be reduced by any amount of Series 1995-1 Investor Collections so received and distributed if at any time such distribution of such amount of Series 1995-1 Investor Collections is rescinded or must otherwise be returned for any reason; and provided, further, that, on any date of determination, the Class B Invested Amount shall not exceed the Class B Purchase Limit.

         "Class B Loss and Dilution Reserve Percentage" shall mean, as of any date, the greater of (a) the Class B Specified Loss and Dilution Reserve Percentage and (b) the Class B Dynamic Loss and Dilution Reserve Percentage.

         "Class B Purchase Limit" shall mean $0 or such lesser amount as may be mutually agreed upon by the Program Agent and the Transferor pursuant to the Certificate Purchase Agreement.

         "Class B Specified Loss and Dilution Reserve Percentage" shall mean the sum of (a) 12% and (b) the sum of (A) the product of (i) 2.5 times (ii) the average Dilution Ratio during the preceding 12 months times (iii) a fraction the numerator of which is the total sales for the past one and one-half months and the denominator of which is the aggregate outstanding balance of Eligible Receivables as of the end of the most recently ended month times (iv) a fraction the numerator of which is 7 if the Weighted Average Term is less than 40 days, 8 if the Weighted Average Term is greater than or equal to 40 days but less than 50 days, 9 if the Weighted Average Term is greater than or equal to 50 days but less than 60 days, 10 if the Weighted Average Term is greater than or equal to 60 days but less than 70 days, or 11 if the Weighted Average Term is greater than or equal to 70 days and the denominator of which is 7, plus (B) the sum of
(x) the product of the Dilution Volatility Factor times the fraction specified in clause (b)(a)(iii) above, (y) the Class B Accrued Warranty Reserve Factor and
(z) the Class B Extended Warranty Reserve Factor; provided that the Transferor may reduce the Class B Specified Loss and Dilution Reserve Percentage if the Rating Agency Condition is satisfied and with the consent of a Majority in Interest of the Holders of Class B Certificates of each outstanding Series.

         "Closing Date" shall mean the first date on which any Class A or Class B Certificates are issued.

         "Collection Period" shall mean, with respect to any Distribution Date, the calendar month (or, in the case of the calendar month in which the Closing Date occurs, the portion of such calendar month following the Closing Date) immediately preceding the calendar month in which such Distribution Date occurs.

         "Concentration Limit" shall mean, with respect to the following types of Receivables and the Class A Certificates, the percentages of the aggregate amount of Eligible Receivables owned by the Trust set forth as follows: (a) Receivables of any single Obligor rated at least "A-1+" or its equivalent by S&P and DCR, 10%; (b) Receivables of any single Obligor rated at least "A-1" or its equivalent by S&P and DCR, 7%; (c) Receivables of any single Obligor rated below "A-1", but at least "A-2" or its equivalent by S&P and DCR, 5.5%; (d) Receivables of any single Obligor rated below "A-2" but at least "A-3" or its equivalent by S&P and DCR, 4%; (e) Receivables of any other single Obligor which is not rated by S&P or DCR, whose short term debt is not rated by S&P or DCR, or whose short term debt is rated below investment grade by S&P or DCR, 3%; and (f) in addition to the limits in clauses (a)-(e), Receivables of Obligors which are non-Controlled Affiliates of Dell USA L.P. or the Transferor, 15%; provided, however, that the Transferor may adjust the level of any Concentration Limit if such adjustment in and of itself does not violate the Rating Agency Condition.

         "CP Note" shall mean any commercial paper note issued by CRC.

         "CP Rate" shall mean, with respect to CRC for each Collection Period, the per annum rate equivalent to the weighted average of the per annum rates paid or payable by CRC from time to time as interest on or otherwise with respect to those CP Notes issued by CRC that are allocated, in whole or in part, by CRC to fund the purchase or maintenance of the Series 1995-1 Invested Amount during such Collection Period, as determined by CRC and reported to the Transferor and the Servicer, which rates shall reflect and give effect to the commissions of placement agents and dealers with respect to such CP Notes; provided, however, that if any component of such rate is a discount rate, in calculating the "CP Rate" for such Collection Period, CRC shall for such component use the rate resulting from converting such discount rate to an interest-bearing equivalent rate per annum.

         "CRC" shall mean Corporate Receivables Corporation, a corporation organized and existing under the laws of the State of California, and any successor or assign of CRC that is an Eligible Assignee and that is a receivables investment company which in the ordinary course of its business issues commercial paper or other securities to fund its acquisition and maintenance of receivables.

         "Cure Account" shall have the meaning specified in Section 4.01(c).

         "Daily Report" shall mean an Officer's Certificate of the Servicer substantially in the form of Exhibit D hereto.

         "Determination Date Certificate" shall mean, with respect to each month, the certificate prepared by the Servicer, substantially in the form of Exhibit C hereto.

         "Early Amortization Event" shall mean any Trust Early Amortization Event specified in Section 9.01 of the Agreement, together with any Series 1995-1 Early Amortization Event specified in Section 6.01 of this Series Supplement.

         "Eligible Assignee" shall mean a Person which (i) is a bankruptcy-remote receivables investment company which customarily issues commercial paper to fund its acquisition and maintenance of receivables or a bank, insurance company or other financial institution, and (ii) has a short-term debt rating or short-term certificate of deposit rating of at least "A-1" from S&P or at least "P-1" from Moody's, or, if such Person does not have a short-term debt rating or short-term certificate of deposit rating, a long-term senior debt rating of at least "A" from S&P or "A2" from Moody's; provided that if such Person is an insurance, bonding or surety company which does not have a certificate of deposit rating or a debt rating, such Person has a claims paying rating or a surety rating of at least "A" from S&P or "A2" from Moody's; provided, further, in any case, if such Person is rated by both S&P and Moody's, it must have the prescribed minimum ratings from both S&P and Moody's.

         "Facility Fee" shall have the meaning specified in the Fee Letter.

         "Fee Letter" shall mean that certain fee letter dated the date of the Certificate Purchase Agreement between the Transferor and the Program Agent, as may be amended or modified from time to time in accordance with the terms thereof.

         "Increase" shall mean the amount of each increase in the Class A Invested Amount or the Class B Invested Amount funded by CP Notes or the Liquidity Providers and paid to the Transferor by the Program Agent pursuant to the terms of the Certificate Purchase Agreement.

         "Liquidity Providers" shall mean any liquidity providers specified in the Certificate Purchase Agreement and any of their successors and assigns that are Eligible Assignees.

         "Monthly Trust Expense Amount" shall mean, with respect to any Collection Period, the sum of (a) the product of the Series Allocation Percentage for Series 1995-1 times $2,500 (or, if an Early Amortization Event has occurred and is continuing, $5,000), plus (b) the Series Trustee's Fee, plus (c) the Series Servicing Fee, plus (d) Service Transfer expenses, if any, incurred during such Collection Period.

         "Other Fees" shall have the meaning specified in the Fee Letter.

         "Program Agent" shall mean Citicorp North America, Inc., in its capacity as agent for CRC.

         "Program Fee" shall have the meaning specified in the Fee Letter.

         "Purchaser Fees" shall mean the Program Fee, the Facility Fee and Other Fees.

         "Rating Agency" shall mean S&P and DCR or, in the event that Moody's provides a rating with respect to any Class of the Series 1995-1 Certificates, S&P, DCR and Moody's, and "highest investment category" shall mean AAA and/or Aaa, as applicable.

         "Reference Bank" shall mean, for purposes of determining the Alternate Base Rate, the Class A Certificate Rate and the Class B Certificate Rate, Citibank, N.A., a national banking association or its successors and assigns.

         "Revolving Period" shall mean the period beginning on the Closing Date and terminating on the earliest of (a) the close of business on the Business Day immediately preceding the Amortization Date and (b) the close of business on the day on which any Early Amortization Event shall occur.

         "Series 1995-1" shall mean the Series of Investor Certificates, the terms of which are specified in this Series Supplement.

         "Series 1995-1 Accounts" shall have the meaning specified in Section 4.01(d).

         "Series 1995-1 Certificate" shall mean any one of the Series 1995-1 Certificates executed by the Transferor and authenticated by the Trustee, substantially in the forms attached as Exhibit A and Exhibit B.

         "Series 1995-1 Certificateholders" shall mean the Holders of either Class of Series 1995-1 Certificates.

         "Series 1995-1 Certificateholders' Interest" shall mean that portion of the Certificateholders' Interest evidenced by the Series 1995-1 Certificates.

         "Series 1995-1 Discount Amount" shall mean, with respect to any Collection Period, an amount equal to the sum of (i) the product of (a) (1) the CP Rate at the end of the previous

Collection Period times (2) the number of days in such Collection Period divided by (3) 360 and (b) 1.3 and (c) the largest Series 1995-1 Invested Amount on any day of such Collection Period; plus (ii) the Monthly Trust Expense Amount for the preceding Collection Period; plus (iii) the product of (1) the per annum rate used to determine the Purchaser Fees and (2) the number of days in such Collection Period divided by 360 and (3) the largest Series 1995-1 Purchase Limit on any day of such Collection Period.

         "Series 1995-1 Early Amortization Event" shall have the meaning specified in Section 6.01.

         "Series 1995-1 Floating Allocation Percentage" shall mean the fraction that determines the Series 1995-1 Certificateholders' Interest during the Revolving Period, a Partial Amortization Period a Cure Period, the Amortization Period or an Early Amortization Period, the numerator of which is the sum of (a) the Class A Invested Amount (computed as if reduced by (A) the amount of Cure Funds held in the Cure Account at such time and (B) the cumulative amount of funds held at such time in the Concentration Account allocated to the Series 1995-1 Partial Amortization Amount) plus (b) the Series 1995-1 Yield/Fee Reserve plus (c) the Series 1995-1 Loss and Dilution Reserve, and the denominator of which is the Net Receivables Balance. The Series 1995-1 Floating Allocation Percentage is calculated on each Business Day during the Revolving Period and, during the Amortization Period, an Early Amortization Period, a Partial Amortization Period or a Cure Period, remains fixed at the percentage calculated at the close of business on the last Business Day prior to the Amortization Period or such Early Amortization Period, Partial Amortization Period or Cure Period.

         "Series 1995-1 Invested Amount" shall mean the sum of the Class A Invested Amount and the Class B Invested Amount.

         "Series 1995-1 Investor Collections" shall mean, as of any date, that portion of the Collections deposited to the Concentration Account on such date equal to the product of (A) the Series 1995-1 Floating Allocation Percentage on such date and (B) the aggregate amount of such Collections.

         "Series 1995-1 Loss and Dilution Reserve" or "LDR" shall mean, as of any date, an amount equal to the greater of:

(i)           LDR   =   IA + YR   x  LDRP
                        --------
                        1 - LDRP

     IA   =   Class A Invested Amount (computed as if reduced by the amount of
              Cure Funds held in the Cure Account at such time and the cumulative amount of funds held in the Concentration Account at such time allocated to the Series 1995-1 Partial Amortization
              Amount)

     YR   =   Series 1995-1 Yield/Fee Reserve

     LDRP =   Class A Loss and Dilution Reserve Percentage

and

(ii) the sum of

(a)           LDR  =   IA + YR   x LDRP
                       --------
                       1 - LDRP

     IA   =   sum of Class A Invested Amount and Class B Invested Amount
              (computed as if reduced by the amount of Cure Funds held in the Cure Account at such time and the cumulative amount of funds held in the Concentration Account at such time allocated to the Series
              1995-1 Partial Amortization Amount)

     YR   =   Series 1995-1 Yield/Fee Reserve

     LDRP =   Class B Loss and Dilution Reserve Percentage

and (b) the Class B Invested Amount.

         "Series 1995-1 Partial Amortization Amount" shall mean the product of
(i) the Series Allocation Percentage for Series 1995-1 times (ii) the Trust Partial Amortization Amount.

         "Series 1995-1 Purchase Limit" shall mean the sum of the Class A Purchase Limit and the Class B Purchase Limit.

         "Series 1995-1 Trustee's Account" shall have the meaning specified in
Section 4.01(a).

         "Series 1995-1 Yield/Fee Reserve" shall mean, as of any date, the product of (a) two times the Turnover Rate for such date multiplied by (b) the Series 1995-1 Discount Amount with respect to the Collection Period in which such date occurs; provided that for the purpose of calculating the Series 1995-1 Yield/Fee Reserve, the Series 1995-1 Discount Amount shall be deemed to include
(a) Trustee's expenses equal to the product of the Series Allocation Percentage for Series 1995-1 times $2,500 (or, if an Early Amortization Event has occurred and is continuing, $5,000) and (b) the Series Servicing Fee calculated on the basis of a rate of 3.00% per annum and (c) one month's interest on the Series 1995-1 Invested Amount on such date of determination calculated at a rate equal to the Alternate Base Rate plus 2% per annum.

         "Series Servicing Fee" shall have the meaning specified in Section
3.01.

         "Series Trustee's Fee" shall mean the product of (a) the Trustee's Fee and (b) the Series Allocation Percentage.

         "Termination Date" shall mean the date of payment in full to all of the Series 1995-1 Certificateholders of the Series 1995-1

Invested Amount, all accrued and unpaid interest thereon and any other amounts due the Series 1995-1 Certificateholders under the Transaction Documents, payment in full to the Servicer of the Series Servicing Fee, and payment in full to the Trustee of the Series Trustee's Fee and all expenses of the Trustee as contemplated by Section 11.05(b) of the Agreement.

         "Undivided Fractional Interest" shall mean the undivided fractional interest in the Class A or Class B Invested Amount, as applicable, evidenced by a Class A or Class B Certificate, the numerator being the principal amount of such Class A or Class B Certificate at the time of determination and the denominator being the Class A or Class B Invested Amount at such time.

         (b) All capitalized terms used herein and not otherwise defined herein have the meanings ascribed to them in the Agreement. Each capitalized term defined herein shall relate only to the Series 1995-1 Certificates and not to any other Series of Certificates issued by the Trust.

         (c) The words "hereof", "herein" and "hereunder" and words of similar import when used in this Series Supplement shall refer to this Series Supplement as a whole and not to any particular provision of this Series Supplement; references to any Article, Section, Schedule or Exhibit are references to Articles, Sections, Schedules and Exhibits in or to this Series Supplement unless otherwise specified; and the term "including" means "including without limitation".

                                   ARTICLE II

                              Additional Covenants

         SECTION 2.01. Covenants of the Servicer. The Servicer hereby covenants that, until the termination of the Amortization Period:

         (a) The Servicer will furnish to the Program Agent, promptly after delivery to the Trustee and each Rating Agency, all notices, reports and other information given to the Trustee and each Rating Agency under the Agreement other than the Daily Reports required thereunder.

         (b) At any time and from time to time during the Servicer's regular business hours and at the Transferor's expense, on reasonable prior notice and for a purpose reasonably related to the Agreement, the Servicer shall, in response to any reasonable request of the Trustee or the Program Agent, permit the Trustee or the Program Agent, or their agents or representatives, (i) to examine and make copies of and abstracts from all books, records and documents (including, without limitation, computer tapes, microfiche and disks) in the possession or under the control of the Servicer relating to the Trust Assets, the Receivables and the related Contracts and (ii) to visit the offices and properties of the Servicer for the purpose of examining such materials and to discuss matters relating to the Receivables or the Servicer's performance hereunder with any of the officers or (after consultation with a Responsible Officer) employees of the Servicer having knowledge thereof; provided, however, that, so long as no Early Amortization Event, Partial Amortization Period or Cure Period shall have occurred and be continuing, the Trustee and the Program Agent shall use their best efforts to coordinate the exercise of their rights under this Section 2.01(b) with the exercise of like rights of the Transferor, and the rights of the Trustee and the Program Agent under this Section 2.01(b) shall be at the Transferor's expense only twice in any twelve-month period. The Servicer agrees that the Program Agent will have the right to require changes in the Semi-Annual Servicing Report furnished by the Independent Public Accountants pursuant to Section 3.07 of the Agreement which are reasonably related to the Trust Assets and the matters contemplated by the Transaction Documents.

         SECTION 2.02. Confidentiality. The Trustee, the Program Agent and the Series 1995-1 Certificateholders agree to use their best efforts, and shall cause their agents or representatives to use their best efforts, to hold in confidence all Confidential Information; provided that nothing herein shall prevent any Series 1995-1 Certificateholder from delivering copies of any financial statements and other documents constituting Confidential Information, or disclosing any other Confidential Information, to (i) such Series 1995-1 Certificateholder's directors, officers, employees, agents and professional consultants, (ii) any other Series 1995-1 Certificateholder, (iii) any Liquidity Provider,

Enhancement Provider or any Person to which such Series 1995-1 Certificateholder offers to sell or assign or sells or assigns such Series 1995-1 Certificate or any part thereof or any rights associated therewith, provided that such Liquidity Provider, Enhancement Provider or Person shall have agreed to hold in confidence all Confidential Information, (iv) any federal or state regulatory authority having jurisdiction over such Series 1995-1 Certificateholder, (v) the National Association of Insurance Commissioners or any similar organization or
(vi) any other Person to which such delivery or disclosure may be necessary or appropriate (a) in compliance with any law, rule, regulation or order applicable to such Series 1995-1 Certificateholder, (b) in response to any subpoena or other legal process or (c) in connection with any litigation to which such Series 1995-1 Certificateholder is a party. The Trustee, the Program Agent and the Series 1995-1 Certificateholders agree to allow the Transferor to inspect their security and confidentiality arrangements from time to time during normal business hours. The Trustee, the Program Agent and the Series 1995-1 Certificateholders shall provide written notice to the Transferor whenever any such disclosure is made. The Trustee, the Program Agent and the Series 1995-1 Certificateholders shall use their best efforts to provide the Transferor with five day's advance notice of any disclosure pursuant to clause (vi) of this
Section 2.02.

                                   ARTICLE III

                                  Servicing Fee

         SECTION 3.01. Servicing Compensation.

         The portion of the Servicing Fee allocable to the Series 1995-1 Certificateholders with respect to any Distribution Date (the "Series Servicing Fee") shall be equal to one-twelfth of the product of (a) 1.00% and (b) the average of the Series 1995-1 Invested Amounts on each day of the immediately preceding Collection Period; provided, however, that if the Servicer is not Dell USA L.P. or an Affiliate of Dell USA L.P., the Series Servicing Fee may be a higher fee as shall be agreed to by the Trustee in its sole discretion, but in no event in excess of a per annum fee equal to the product of 3.00% and the Series 1995-1 Invested Amount.

                                   ARTICLE IV

                 Rights of Series 1995-1 Certificateholders and
                    Allocation and Application of Collections

         SECTION 4.01. Establishment of Series Accounts. (a) The Servicer, for the benefit of the Series 1995-1 Certificateholders, shall establish and maintain in the name of the Trustee, on behalf of the Trust, with an Eligible Institution a segregated trust account accessible only by the Trustee (the "Series 1995-1 Trustee's Account"), which shall be identified as the "Series 1995-1 Trustee's Account for the Dell Trade Receivables Master Trust, Series 1995-1" and shall bear a designation clearly indicating that the funds deposited therein are held for the benefit of the Series 1995-1 Certificateholders. The Series 1995-1 Trustee's Account initially shall be established at Norwest Bank Minnesota, National Association.

         (b) The Program Agent, for the benefit of CRC (for so long as CRC is the Holder of either all of the Class A Certificates or all of the Class B Certificates), shall establish and maintain in its own name, on behalf of CRC and the Liquidity Providers, with an Eligible Institution a segregated account accessible only by the Program Agent (the "Program Agent's Account"), which shall be identified as the "Program Agent's Account for the Dell Trade Receivables Master Trust, Series 1995-1" and shall bear a designation clearly indicating that the funds deposited therein are held for the benefit of CRC, as Holder of Series 1995-1 Certificates. The Program Agent's Account initially shall be established at Norwest Bank Minnesota, National Association.

         (c) (i) The Servicer, for the benefit of the Series 1995-1 Certificateholders, shall establish and maintain in the name of the Trustee, on behalf of the Trust, with an Eligible Institution a segregated trust account accessible only by the Trustee (the "Cure Account"), which shall be identified as the "Cure Account for the Dell Trade Receivables Master Trust, Series 1995-1" and shall bear a designation clearly indicating that the funds deposited therein are held for the benefit of the Series 1995-1 Certificateholders.

         (ii) At the direction of the Servicer (which may be a standing direction), funds on deposit in the Cure Account shall be invested by the Trustee in Eligible Investments selected by the Servicer. All such Eligible Investments shall be held by the Trustee for the benefit of the Series 1995-1 Certificateholders. On each Distribution Date, all interest and other investment earnings (net of losses and investment expenses) on funds on deposit in the Cure Account shall be applied as set forth in Section 4.02. Funds on deposit in the Cure Account shall be invested at the written direction of the Servicer in Eligible Investments that will mature so that such funds will be available on or before the close of business on the Business Day next preceding the following Distribution Date. Funds deposited in the

Cure Account on a Business Day which immediately precedes a Distribution Date upon the maturity of any Eligible Investments are not required to be invested overnight.

         (d) (i) The Trustee shall possess all right, title and interest in and to all funds on deposit from time to time in, and all Eligible Investments credited to, the Series 1995-1 Trustee's Account and the Cure Account (collectively, the "Series 1995-1 Accounts") and in all proceeds thereof. The Series 1995-1 Accounts shall be under the sole dominion and control of the Trustee for the benefit of the Series 1995-1 Certificateholders. If, at any time, any of the Series 1995-1 Accounts are held by an institution other than an Eligible Institution, the Trustee (or the Servicer, at the direction of the Trustee and on its behalf) shall within 10 Business Days establish a new Series 1995-1 Account meeting the conditions specified in paragraph (a) or (c)(i) above, as applicable, and shall transfer any cash and/or any investments to such new Series 1995-1 Account. Neither the Transferor, the Servicer nor any Person or entity claiming by, through or under the Transferor, the Servicer or any such Person or entity shall have any right, title or interest in, or any right to withdraw any amount from, any Series 1995-1 Account, except as expressly provided herein. Schedule I identifies each Series 1995-1 Account and the Program Agent's Account by setting forth the account number of each such account, the account designation of each such account and the name and location of the institution with which such account has been established. If a substitute Series 1995-1 Account or Program Agent's Account is established pursuant to this
Section 4.01, the party establishing such substitute Series 1995-1 Account shall promptly provide to the Servicer or the Trustee, as applicable, an amended
Schedule I, setting forth the relevant information for such substitute Series 1995-1 Account.

         (ii) Notwithstanding anything herein to the contrary, the Servicer shall have the power, revocable by the Trustee at the direction of a Majority in Interest of Series 1995-1 Certificateholders, to instruct the Trustee to make withdrawals and payments from the Series 1995-1 Accounts for the purposes of carrying out the Servicer's or Trustee's duties hereunder.

         (e) Any request by the Servicer to invest funds on deposit in any Series 1995-1 Account shall be in writing, or by telephone, confirmed promptly in writing, and shall certify that the requested investment is an Eligible Investment which matures at or prior to the time required hereby.

         (f) The Trustee is hereby authorized, unless otherwise directed by the Servicer, to effect transactions in Eligible Investments through a capital markets affiliate of the Trustee.

         SECTION 4.02. Settlement Procedures. (a) On each Deposit Date during each Collection Period during the Revolving Period, unless a Partial Amortization Period or a Cure Period shall have occurred and be continuing, the Servicer shall instruct the

Trustee by a Daily Report delivered to the Trustee by 12:00 noon (New York City time) to, and the Trustee shall, at such time and in the following order:

         (i) allocate Collections received since receipt of the last such Daily Report and held in the Concentration Account on such day, based on the Series 1995-1 Floating Allocation Percentage on such day and the Daily Report, either as Series 1995-1 Investor Collections, Collections allocable to another Series or Transferor Collections;

         (ii) out of such Series 1995-1 Investor Collections, allocate to, and hold in the Concentration Account, in trust for the Series 1995-1 Certificateholders, the Trustee and the Servicer, an amount equal to the Series 1995-1 Discount Amount for such Collection Period to the extent such amount has not been previously so allocated by the Servicer;

         (iii) deposit the remainder of such Series 1995-1 Investor Collections to the Transferor's Account to be invested by the Transferor in Receivables; provided that if immediately following any such deposit such Deposit Date would be a Pool Non-compliance Date, the Trustee shall retain all such remaining Series 1995-1 Investor Collections in the Concentration Account to be applied pursuant to Section 4.02(b)(iii); and

         (iv) deposit to the Transferor's Account the Transferor Collections; provided that if the Trust Invested Amount is zero, out of such Transferor Collections, allocate to, and hold in the Concentration Account, in trust for the Series 1995-1 Certificateholders, the Trustee and the Servicer, an amount equal to the Series 1995-1 Discount Amount for such Collection Period to the extent such amount has not been previously so allocated by the Servicer.

         To the extent that the Trust Invested Amount is zero, the Trustee shall allocate any Collections received in any Collection Period after the Series 1995-1 Discount Amount with respect to such Collection Period has been allocated in full to the Transferor Account whether or not the Servicer has delivered a Daily Report to the Trustee.

         On the Business Day immediately prior to the Distribution Date with respect to such Collection Period, the Servicer shall direct the Trustee to deposit to the Series 1995-1 Trustee's Account the amounts allocated and held in trust as described in clause (ii) above; provided, however, that the Servicer shall deposit to the Series 1995-1 Trustee's Account that portion of the Series 1995-1 Discount Amount allocable to the Trustee's expenses only to the extent of expenses actually incurred by the Trustee (as certified to the Servicer in writing by the Trustee) during the Collection Period relating to such Distribution Date or remaining unpaid with respect to any prior Collection Period. The Daily

Report delivered by the Servicer to the Trustee on the first day of each Collection Period shall set forth the Series 1995-1 Discount Amount for such Collection Period.

         (b) On each Deposit Date during each Collection Period if and so long as a Partial Amortization Period or a Cure Period shall have occurred and be continuing, the Servicer shall instruct the Trustee by a Daily Report delivered to the Trustee by 12:00 noon (New York City time) to, and the Trustee shall, at that time and in the following order:

         (i) allocate Collections received since receipt of the last such Daily Report and held in the Concentration Account on such day, based on the Series 1995-1 Floating Allocation Percentage for such Partial Amortization Period or Cure Period and the Daily Report, either as Series 1995-1 Investor Collections, Collections allocable to another Series or Transferor Collections;

         (ii) out of such Series 1995-1 Investor Collections, allocate to, and hold in the Concentration Account, in trust for the Series 1995-1 Certificateholders, the Trustee and the Servicer, an amount equal to the Series 1995-1 Discount Amount for such Collection Period to the extent such amount has not been previously so allocated by the Servicer;

         (iii) (A) in the case of a Partial Amortization Period, set aside and hold in the Concentration Account, in trust for the Series 1995-1 Certificateholders, the Trustee and the Servicer, such Series 1995-1 Investor Collections until the amount so held equals the Series 1995-1 Partial Amortization Amount and (B) in the case of a Cure Period, deposit such Series 1995-1 Investor Collections to the Cure Account in an amount sufficient (together with the amounts on deposit in the Cure Accounts of all outstanding Series) to make the Net Receivables Balance equal or exceed the Required Net Receivables Balance;

         (iv) deposit the remainder of such Series 1995-1 Investor Collections to the Transferor's Account to be invested by the Transferor in Receivables; provided that if immediately following any such deposit such Deposit Date would be a Pool Non-compliance Date, the Trustee shall retain all such remaining Series 1995-1 Investor Collections in the Concentration Account to be applied pursuant to Section 4.02(b)(iii);

         (v)   deposit to the Transferor's Account the Transferor Collections.

         On the Business Day immediately following the day on which any Partial Amortization Period ends, the Servicer shall deposit to the Series 1995-1 Trustee's Account all amounts set aside as described in clause (iii) of this
Section 4.02(b).

         On the Business Day immediately prior to any Distribution Date during a Partial Amortization Period or Cure Period, the Servicer shall deposit to the Series 1995-1 Trustee's Account the amounts allocated and held in trust as described in clause (ii)(A) of this Section 4.02(b); provided, however, that the Servicer shall deposit to the Series 1995-1 Trustee's Account that portion of the Series 1995-1 Discount Amount allocable to the Trustee's expenses only to the extent of expenses actually incurred by the Trustee (as certified to the Servicer in writing by the Trustee) during the Collection Period relating to such Distribution Date or remaining unpaid with respect to any prior Collection Period.

         All funds held in the Concentration Account during a Partial Amortization Period as all or a portion of the Series 1995- 1 Partial Amortization Amount shall remain in the Concentration Account, without reduction, until such funds are distributed to the Series 1995-1 Certificateholders as provided in Section 5.01(c).

         (c) On each Deposit Date during each Collection Period during an Early Amortization Period or the Amortization Period, the Servicer shall instruct the Trustee by a Daily Report delivered to the Trustee by 12:00 noon (New York City time) to, and the Trustee shall, at that time and in the following order:

         (i) allocate Collections received since receipt of the last such Daily Report and held in the Concentration Account, based on the Series 1995-1 Floating Allocation Percentage for such Early Amortization Period or the Amortization Period and the Daily Report, either as Series 1995-1 Investor Collections, Collections allocable to another Series or as Transferor Collections;

         (ii) set aside and hold in the Concentration Account, in trust for the Series 1995-1 Certificateholders, the Trustee and the Servicer, such Series 1995-1 Investor Collections; and

         (iii) deposit to the Transferor's Account the Transferor Collections.

         On the Business Day immediately prior to the Distribution Date with respect to a Collection Period, the Trustee shall deposit to the Series 1995-1 Trustee's Account (A) all amounts set aside as described in clause (ii) of this
Section 4.02(c), (B) the amount of Cure Funds on deposit in the Cure Account and
(C) the amount of funds held in the Concentration Account representing all or a portion of the Series 1995-1 Partial Amortization Amount.

         (d) On the Business Day prior to any Distribution Date during an Early Amortization Period or the Amortization Period, the Transferor may deposit to the Series 1995-1 Trustee's Account its own funds in an amount sufficient, when added to the amounts deposited to the Series 1995-1 Trustee's Account pursuant to Section 4.02(c), to reduce the Series 1995-1 Invested Amount and to pay the Class A Debt Service Amount, if any, the Class B Debt

Service Amount, if any, any Breakage Costs and any other amounts due the Series 1995-1 Certificateholders under the Transaction Documents. Upon the termination of such Early Amortization Period or the Amortization Period, the Servicer shall instruct the Trustee to, and the Trustee shall, withdraw from the Cure Account all remaining Cure Funds on deposit therein and deposit such funds to the Series 1995-1 Trustee's Account for use by the Trustee in making the distribution required under the last paragraph of Section 5.01(d).

         (e) On any Business Day during the Revolving Period, unless a Partial Amortization Period or a Cure Period shall have occurred and be continuing, the Transferor may (i) instruct the Servicer to direct the Trustee (as set forth in the Daily Report) to deposit to the Series 1995-1 Trustee's Account all or a portion of (A) the Collections otherwise to be deposited into the Transferor's Account pursuant to Sections 4.02(a)(iii) and (iv) and (B) the Series 1995-1 Discount Amount held in the Concentration Account pursuant to Section 4.02(a)(ii), and (ii) deposit to the Series 1995-1 Trustee's Account its own funds, in each case for distribution on the next Business Day pursuant to
Section 5.01(c) to the Series 1995-1 Certificateholders in reduction of the Class A Invested Amount and the payment of the Class A Debt Service Amount, if any, or in reduction of the Class B Invested Amount and the payment of the Class B Debt Service Amount, if any, any Breakage Costs and any other amounts due the Class 1995-1 Certificateholders under the Transaction Documents.

         (f) On any Business Day during the Revolving Period, the Transferor may instruct the Trustee by an Officer's Certificate (which may be a standing instruction) delivered to the Trustee by 12:00 noon (New York City time) to, and the Trustee shall, deposit to the Transferor's Account Cure Funds, if any, held in the Cure Account; provided that the Transferor shall have delivered to the Trustee at the time of such request an Officer's Certificate (in substantially the form of Exhibit E hereto) stating that, after taking account of the requested withdrawal, the Net Receivables Balance on such day is equal to or greater than the Required Net Receivables Balance and setting forth the calculation supporting such statement.

                                    ARTICLE V

                          Distributions and Reports to
                        Series 1995-1 Certificateholders

         SECTION 5.01. Distributions. (a) During the Revolving Period, on the Distribution Date with respect to each Collection Period, the Trustee shall distribute the funds on deposit in the Series 1995-1 Trustee's Account on such Distribution Date, in the following order of priority, in accordance with the Servicer's Determination Date Certificate:

         (i) to the Trustee as the accrued and unpaid Series Trustee's Fee and expenses of the Trustee, not in excess of the product of (A) $2,500 (or, if an Early Amortization Event has occurred and is continuing, $5,000) and (B) the Series Allocation Percentage for Series 1995-1;

         (ii) to the Servicer (if the Servicer is other than Dell USA L.P.) as the accrued and unpaid Series Servicing Fee and any Service Transfer expenses incurred by a Successor Servicer which have not been paid by Dell USA L.P.;

         (iii) unless otherwise instructed by the Program Agent, to the Program Agent's Account:

               (A) for payment of the Purchaser Fees and any other amounts due under the Fee Letter other than Breakage Costs;

               (B) for distribution to the Class A Certificateholders, ratably in accordance with their respective Undivided Fractional Interests, of the Class A Debt Service Amount;

               (C) for distribution to the Class B Certificateholders, ratably in accordance with their respective Undivided Fractional Interests, of the Class B Debt Service Amount; and

               (D) for payment of Breakage Costs;

         (iv)  to the Trustee as Trustee's expenses in excess of the product of
     (A) $2,500 (or, if an Early Amortization Event has occurred and is continuing, $5,000) and (B) the Series Allocation Percentage for Series 1995-1;

         (v) to the Servicer (if the Servicer is Dell USA L.P.) as the accrued and unpaid Series Servicing Fee;

         (vi) to amounts required to be allocated to the Series 1995-1 Discount Amount for the immediately succeeding Distribution Date; and

         (vii) after the payment in full of the amounts specified in clauses (i) through (vi) above, to the Transferor.

         (b) On each Distribution Date during an Early Amortization Period or the Amortization Period, the Trustee shall distribute the funds on deposit in the Series 1995-1 Trustee's Account on such Distribution Date, in the following order of priority, in accordance with the Servicer's Determination Date
Certificate:

         (i) to the Trustee as the accrued and unpaid Series Trustee's Fee and expenses of the Trustee, not in excess of the product of (A) $2,500 (or, if an Early Amortization Event has occurred and is continuing, $5,000) and (B) the Series Allocation Percentage for Series 1995-1;

         (ii) to the Servicer (if the Servicer is other than Dell USA L.P.) as the accrued and unpaid Series Servicing Fee and, if a default in payment to the Certificateholders shall have occurred, Service Transfer expenses incurred by a Successor Servicer which have not been paid by the initial Servicer;

         (iii) unless otherwise instructed by the Program Agent, to the Program Agent's Account:

               (A) for payment of the Purchaser Fees and any other amounts due under the Fee Letter other than Breakage Costs;

               (B) for distribution to the Class A Certificateholders, ratably in accordance with their respective Undivided Fractional Interests, of the Class A Debt Service Amount and any accrued and unpaid Class A Debt Service Amount;

               (C) for distribution to the Class B Certificateholders, ratably in accordance with their respective Undivided Fractional Interests, of the Class B Debt Service Amount and any accrued and unpaid Class B Debt Service Amount; and

               (D) for payment of Breakage Costs;

         (iv) to the Class A Certificateholders, ratably in accordance with their respective Undivided Fractional Interests, in reduction of the Class A Invested Amount until the Class A Invested Amount is reduced to zero, and any other amounts due the Class A Certificateholders under the Transaction Documents;

         (v) to the Class B Certificateholders, ratably in accordance with their respective Undivided Fractional Interests, in reduction of the Class B Invested Amount until the Class B Invested Amount is reduced to zero, and any other amounts due the Class B Certificateholders under the Transaction Documents;

         (vi) to the Certificateholders of any other Series which is in an Early Amortization Period, Partial Amortization Period or Amortization Period on such Distribution Date;

         (vii)  to the Trustee as Trustee's expenses in excess of the product of
     (A) $2,500 (or, if an Early Amortization Event has occurred and is continuing, $5,000) and (B) the Series Allocation Percentage for Series 1995-1;

         (viii) to the Servicer (if the Servicer is Dell USA L.P.) as the accrued and unpaid Series Servicing Fee for such Collection Period; and

         (ix)   after the payment in full of the amounts specified in clauses
    (i) through (viii) above, to the Transferor.

         (c) In accordance with the provisions of Section 4.02(e), the Trustee shall distribute the funds on deposit in the Series 1995-1 Trustee's Account to the Program Agent's Account, unless otherwise instructed by the Program Agent, in reduction of the Class A Invested Amount and payment of the Class A Debt Service Amount, if any, or in reduction of the Class B Invested Amount and payment of the Class B Debt Service Amount, if any, any Breakage Costs and all other amounts due the Series 1995-1 Certificateholders under the Transaction Documents

         (d)    In accordance with the provisions of the last paragraph in
Section 4.02(b), the Trustee shall distribute the amount of funds representing the Trust Partial Amortization Amount that have been deposited to the Series 1995-1 Trustee's Account to the Program Agent's Account, unless otherwise instructed by the Program Agent.

         Upon payment in full to all of the Series 1995-1 Certificateholders of the Series 1995-1 Invested Amount, all accrued and unpaid interest thereon and all other amounts due the Series 1995-1 Certificateholders under the Transaction Documents, payment in full to the Servicer of the Series Servicing Fee, and payment in full to the Trustee of the Series Trustee's Fee and all expenses of the Trustee as contemplated by Section 11.05(b) of the Agreement, and provided that no amounts are then due and unpaid to the Holders of any other outstanding Series, all amounts remaining on deposit in the Series 1995-1 Trustee's Account shall be distributed by the Trustee to the Holder of the Transferor Certificate, and all amounts, if any, remaining in the Dell Collection Accounts, the Concentration Account and the Cure Account shall be distributed by the Trustee to the Holder of the Transferor Certificate; provided, however, that if at any time after the payment that would have otherwise resulted in such payment in full, such payment is rescinded or must otherwise be returned for any reason, effective upon such rescission or return such payment in full shall automatically be deemed, as between the Series 1995-1 Certificate-holders and the Transferor, never to have occurred, and the Transferor shall be required, to the extent it received any amounts under this
Section 5.01, to remit to the Trustee an amount equal to the rescinded or returned payment.

         (e) Except as provided in Section 12.02 of the Agreement with respect to a final distribution, distributions to the Series 1995-1 Certificateholders hereunder shall be made by wire transfer to the Program Agent's Account, unless otherwise instructed by the Program Agent, at such account as may be designated in writing, received by the Trustee on or prior to the relevant Record Date, by each Certificateholder without presentation or surrender of any Certificate or the making of any notation thereon. In the absence of such timely wire transfer instructions, payment will be made by check to the addresses of record of the Series 1995-1 Certificateholders.

         SECTION 5.02. Annual Certificateholders' Statement. On or before January 31 of each calendar year, beginning with January 31, 1996, the Servicer shall provide to the Trustee and the Trustee shall forward or cause to be forwarded to each Person who at any time during the preceding calendar year was a Certificateholder, a statement prepared by the Servicer containing the information which is required to be contained in the Determination Date Certificates provided to Certificateholders pursuant to Section 3.05(b) of the Agreement, aggregated for such calendar year or the applicable portion thereof during which such Person was a Certificateholder, together with other information as is required to be provided under the Internal Revenue Code and such other customary information as is necessary to enable the Certificateholders to prepare their tax returns. The obligation of the Servicer to provide such other information and such other customary information shall be deemed to have been satisfied to the extent that information substantially comparable to such other information and such other customary information shall be provided by the Trustee pursuant to any requirements of the Internal Revenue Code as from time to time in effect.

                                   ARTICLE VI

                     Series 1995-1 Early Amortization Events

         SECTION 6.01. Series 1995-1 Early Amortization Events. If a Trust Early Amortization Event or any one of the following events shall occur (each, an "Early Amortization Event"):

         (a) the Default Ratio shall exceed 10%; or

         (b) the average of the Dilution Ratio for the three immediately preceding Collection Periods shall exceed 13%; or

         (c) the average of the Loss to Liquidation Ratio for the six immediately preceding Collection Periods shall exceed 2%;

then, either the Trustee or the Program Agent (unless otherwise directed by a Majority in Interest of Series 1995-1 Certificateholders) or a Majority in Interest of Series 1995-1 Certificateholders, by notice then given in writing to the Transferor and the Servicer (and to the Trustee if given by such Series 1995-1 Certificateholders), may declare (provided that such Early Amortization Event shall not have been remedied) that an Early Amortization Event has occurred as of the date of such notice, and, in the case of any Early Amortization Event, additional Receivables will not be transferred to the Trust.

                                   ARTICLE VII

                            Miscellaneous Provisions

         SECTION 7.01. Ratification of Agreement. As supplemented by this Series Supplement, the Agreement is in all respects ratified and confirmed and the Agreement as so supplemented by this Series Supplement shall be read, taken and construed as one and the same instrument.

         SECTION 7.02. Counterparts. This Series Supplement may be executed in two or more counterparts (and by different parties on separate counterparts), each of which shall be an original but all of which together shall constitute one and the same instrument.

         SECTION 7.03. Governing Law; Jurisdiction.

         (a) Governing Law. THIS SERIES SUPPLEMENT, INCLUDING THE RIGHTS AND DUTIES OF THE PARTIES HERETO, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, EXCEPT TO THE EXTENT THAT THE PERFECTION OF THE INTERESTS OF THE TRUSTEE IN THE TRUST ASSETS IS GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK.

         (b) Jurisdiction. Each of the parties hereto hereby irrevocably and unconditionally submits to the nonexclusive jurisdiction of any New York State court or federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Series Supplement, and each of the parties hereto hereby irrevocably and unconditionally (i) agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, such federal court and (ii) waives the defense of an inconvenient forum. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

         (c) Consent to Service of Process. Each party to this Series Supplement irrevocably consents to service of process by personal delivery, certified mail, postage prepaid or overnight courier. Nothing in this Series Supplement will affect the right of any party to this Series Supplement to serve process in any other manner permitted by law.

         (d) Waiver of Jury Trial. Each party to this Agreement waives any right to a trial by jury in any action or proceeding to enforce or defend any rights under or relating to this Agreement, any other Transaction Document, the Fee Letter or any amendment, instrument, document or agreement delivered or which may in the future be delivered in connection herewith or therewith or arising from any course of conduct, course of dealing, statements (whether verbal of written), actions of any of the parties hereto and the Liquidity Providers or any other relationship existing in connection with this Agreement of any other Transaction Document or the Fee Letter, and agrees that any such action or proceeding shall be tried before a court and not before a jury.

         SECTION 7.04. Appointment of Successor Servicer. Notwithstanding anything to the contrary in Section 10.02 of the Agreement, the Trustee's appointment of a Successor Servicer shall be subject to the consent of a Majority in Interest of the Series 1995-1 Certificateholders.

         SECTION 7.05. The Trustee. The Trustee shall not be responsible in any manner whatsoever for or with respect to the validity or sufficiency of this Series Supplement, or for or with respect to the recitals contained herein, all of which recitals are made solely by the Transferor and the Servicer.

         SECTION 7.06. Assignment by CRC and Liquidity Providers. (a) At any time and from time to time, CRC may, by notice and delivery to the Program Agent of a fully executed assignment and assumption agreement (in sufficient counterparts for each party hereto), assign to any Person all or any portion of its rights and obligations hereunder; provided that such Person is an Eligible Assignee; provided, further, that the Program Agent shall have consulted with the Transferor respecting any assignee prior to CRC's contacting such assignee; and provided, further, that such assignment shall comply with any applicable legal requirements including, without limitation, the Act. The Program Agent shall, promptly upon its receipt of any such notice and assignment and assumption agreement, notify the Transferor, the Servicer and the Trustee of such assignment. The assignee shall, upon the effectiveness of such assignment and assumption agreement and delivery thereof and of such other requested documentation to the Program Agent, become entitled to the benefits hereof and subject to the obligations of CRC hereunder.

         (b) At any time and from time to time, CRC may assign to any Liquidity Provider, and any Liquidity Provider may assign to any other Liquidity Provider, all or any portion of its Series 1995-1 Certificateholders' Interest or its interest therein; provided that such assignee shall be an Eligible Assignee; provided, further, that the Program Agent shall have consulted with the Transferor respecting any assignee prior to CRC's or such Liquidity Provider's contacting such assignee; and provided, further, that such assignment shall comply with any applicable legal requirements including, without limitation, the Act. Each such assignment shall be upon such terms and conditions as the assignor and the assignee may mutually agree. CRC or the Liquidity Provider making any such assignment shall provide notice to the Transferor and the Servicer thereof.

         (c) The Program Agent agrees to cooperate with the Transferor and the Servicer to effect any assignment under this

Section 7.06, and the Transferor and the Servicer agree to execute or obtain such other documentation as may be reasonably requested by CRC or any Liquidity Provider in order to effectuate any assignment under this Section 7.06, the costs of such documentation to be borne by CRC or the Liquidity Provider, as appropriate.

         SECTION 7.07. No Assignability by Transferor or Servicer. Neither the Servicer nor the Transferor may assign any of its rights and obligations hereunder or any interest herein without the prior written consent of CRC and the Program Agent.

         SECTION 7.08. Amendments. No amendments may be made to this Series Supplement the effect of which would be to (i) change the Class A Debt Service Amount, Class A Dynamic Loss and Dilution Reserve Percentage, Class A Loss and Dilution Reserve Percentage, Class A Purchase Limit, Class A Specified Loss and Dilution Reserve Percentage, Class B Debt Service Amount, Class B Dynamic Loss and Dilution Reserve Percentage, Class B Loss and Dilution Reserve Percentage, Class B Purchase Limit, Class B Specified Loss and Dilution Reserve Percentage, Concentration Limit, Default Ratio, Dilution Ratio, Loss to Liquidation Ratio, Revolving Period, Series 1995-1 Discount Amount, Series 1995-1 Loss and Dilution Reserve, Series 1995-1 Yield/Fee Reserve or Early Amortization Events, (ii) reduce in any manner the amount of, or delay the timing of, distributions to be made to any Series 1995-1 Certificateholder or deposits of amounts to be so distributed, (iii) cause any adverse tax effect for any Series 1995-1 Certificateholder without the consent of each affected Series 1995-1 Certificateholder or (iv) adversely affect in any material respect the interests of any Series 1995-1 Certificateholder, in each case unless the Rating Agency Condition is satisfied and a Majority in Interest of the Series 1995-1 Certificateholders has consented in writing.

         IN WITNESS WHEREOF, the parties hereto have caused this Series Supplement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                           DELL RECEIVABLES L.P.,
                                             Transferor
                                             by DELL RECEIVABLES GEN. P. CORP,
                                             as its general partner

                                           By: /s/ Thomas J. Meredith
                                              ----------------------------------
                                              Name:  THOMAS J. MEREDITH
                                              Title: PRESIDENT

                                           DELL USA L.P.,
                                             Servicer
                                             by DELL GEN. P. CORP.,
                                             as its general partner

                                           By: /s/ Thomas J. Meredith
                                              ----------------------------------
                                              Name:  THOMAS J. MEREDITH
                                              Title: CHIEF FINANCIAL OFFICER

                                           NORWEST BANK MINNESOTA,
                                             NATIONAL ASSOCIATION,

                                           Trustee

                                           By: /s/ Michael G. Lugar
                                              ----------------------------------
                                              Name:  MICHAEL G. LUGAR
                                              Title: CORPORATE TRUST OFFICER

                            EXHIBITS AND SCHEDULES



   The following Exhibits and Schedule have been omitted from this filing:




            Exhibit A -- Form of Series 1995-1 Class A Certificate Exhibit B -- Form of Series 1995-1 Class B Certificate Exhibit C -- Form of Determination Date Certificate
            Exhibit D -- Form of Daily Report
            Exhibit E -- Form of Officer's Certificate




            Schedule I -- Series 1995-1 Accounts and Paying Agent's Account




The registrant hereby undertakes to furnish supplementally a copy of any such Exhibit or schedule to the Commission upon request.